UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 14, 2004 (October 5, 2004)

DUPONT PHOTOMASKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-20839	74-2238819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

131 Old Settlers Boulevard

Round Rock, Texas  78664

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(512) 310-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On October 5, 2004, Toppan Printing Co., Ltd. (“Toppan”), Toppan Corporation (“Merger Sub”) and DuPont Photomasks, Inc. (“DuPont Photomasks”) entered into an Agreement and Plan of Merger, pursuant to which Merger Sub will be merged with and into DuPont Photomasks, with DuPont Photomasks continuing after the merger as the surviving corporation and wholly-owned subsidiary of Toppan. A Current Report on Form 8-K was filed on October 6, 2004 to report this transaction.

Item 9.01.                                          Financial Statements and Exhibits.

2.1                                 Agreement and Plan of Merger dated October 5, 2004 by and among Toppan Printing Co., Ltd., Toppan Corporation and DuPont Photomasks, Inc.

*All exhibits and schedules to this Exhibit 2.1 filed herewith have been omitted in accordance with Item 601(b)(2) of Regulation S-K.  DuPont Photomasks will furnish supplementally a copy of any omitted exhibit and schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUPONT PHOTOMASKS, INC.

October 14, 2004	By:	/s/ James W. Boeckman
James W. Boeckman
Executive Vice President, General Counsel, Secretary